                                                                   EXHIBIT 10.14

                 SCHUMANN, HANLON, DOHERTY, MCCROSSIN & PAOLINO
                               COUNSELLORS AT LAW

PAUL M. HANLON*                30 MONTGOMERY STREET          FOUNDED IN 1850 AS
BRIAN C. DOHERTY            15TH FLOOR o P.O BOX 2029        SCUDDER & GILCHRIST
EDWARD J.
     McCROSSIN, III*      JERSEY CITY, NEW JERSEY 07302          ----------
EUGENE T. PAOLINO                 (201) 434-2000
LOUIS E. DELLA TORRE, JR.      FAX: (201) 434-3956          FREDERIC W. SCHUMANN
JAMES C. McCANN*               FAX: (201) 938-1503              (1908 - 1983)
                               FAX: (201)434-2676                ----------
   ----------
DAVID K. DeLONGE                 ENGLEWOOD OFFICE:               OF COUNSEL
JAMES F. DRONZEK        39 PARK PLACE o ENGLEWOOD, NJ 07631  JAMES DORMENT, JR.*
ANTHONY ROMANO, II**             (201) 541-3880
RONALD P. COLICCHIO**+         FAX: (201) 567-7770            WRITER'S E-MAIL
CHARLES J.                                                       ADDRESS:
     HARRINGTON, III***
                                RED BANK OFFICE:             ------------------
                     244 BROAD STREET o RED BANK, NJ 07701
                                 (732) 345-6500
                               FAX: (732) 345-6503
   ----------
*Member of N.J. & N.Y Bars                          REPLY TO JERSEY CITY ADDRESS
**Member of N.J, N.Y. & Fla. Bars
***Member of NJ & Pa. Bars
+ LL.M. in Taxation


August 31, 2000


VIA FEDERAL EXPRESS & TELEFAX
-----------------------------


RFG Co., Ltd.
c/o International Career
     Information, Inc.
111 Pavonia Avenue
Jersey City, New Jersey

Attention: Edward F. Nelson
           Senior Vice President
           ---------------------


Fibertech & Wireless, Inc.
c/o Access Colo, Inc.
55 Madison Avenue
Morristown, NJ 07960

         RE: Lease Agreement ("Lease") by and between RFG Co. Ltd. ("Landlord") and Fibertech & Wireless, Inc. ("Tenant") for certain demised premises (the "Demised Premises") located at on the seventh (7th) Floor of the Newport Financial Center (the "Building").

Gentlemen:

This letter shall constitute an amendment (the "Letter Amendment") to the Lease. By executing a copy of this Letter Amendment, Landlord and Tenant shall agree to the following as of the date hereof:


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SCHUMANN, HANLON, DOHERTY
   MCCROSSIN & PAOLINO
   COUNSELLORS AT LAW




         1. Section 1.01(DD) of the Lease shall be deleted in its entirety and replaced with the following:

                           1.01 (DD) Security Deposit: $155,831.65, as may be reduced pursuant to Section 8.02 of the Lease.

         2. Section 8.02 shall be added to the Lease and shall read as follows:

                           8.02: Notwithstanding anything to the contrary contained herein, provided Tenant has not been in default of this Lease beyond any grace or notice period, Landlord shall refund to the Tenant within thirty (30) days after Tenant's written request in each instance (i) the sum of $3l,l66.33 following the first (1st) anniversary of the Commencement Date and
                           (ii) the sum of $31,166.33 following the second (2nd) anniversary of the Commencement Date.

Except as amended, supplemented or modified by this Letter Amendment, the Lease shall remain in all respects unchanged and in full force and effect.

                                      Very truly yours,


                                      Schumann, Hanlon, Doherty
                                      McCrossin & Paolino

                                      By: /s/ Eugene T. Paolino
                                         ---------------------------------------
                                              Eugene T. Paolino


ACCEPTED AND AGREED:

Fibertech & Wireless, Inc.            RFG Co. Ltd.
                                      By: International Career Information, Inc.

By: /s/  A. Dale Mayo                 By: /s/ Edward F. Nelson
   ------------------------              ------------------------
   Name:  A. Dale Mayo                   Name:  Edward F. Nelson
   Title: Pres                           Title: Vice President
   Date:  9/1/00                         Date: